188 P-3 11/11

SUPPLEMENT DATED NOVEMBER 1, 2011

TO THE PROSPECTUS DATED

JANUARY 1, 2011

OF

TEMPLETON CHINA WORLD FUND

The prospectus is amended as follows:

The portfolio management team under the “Fund Details – Management” section on page 17 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in developing or emerging markets. The portfolio managers of the team are as follows:

MARK MOBIUS, PH.D.   Executive Chairman of Templeton Emerging Markets Group and Portfolio Manager of Asset Management

Dr. Mobius has been the lead portfolio manager of the Fund since inception. Dr. Mobius has primary responsibility for the investments of the Fund. Dr. Mobius has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which Dr. Mobius may perform these functions, and the nature of these functions, may change from time to time. Dr. Mobius joined Franklin Templeton Investments in 1987.

The following individuals have secondary portfolio management responsibilities:

EDDIE CHOW, CFA   Investment Analyst of Asset Management

Mr. Chow has been a portfolio manager of the Fund since 2002, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1994.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Allan Lam   Portfolio Manager of Asset Management

Mr. Lam has been a portfolio manager of the Fund since November 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

DENNIS LIM   Co-Chief Executive Officer and Director of Asset Management

Mr. Lim has been a portfolio manager of the Fund since November 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1990.

TOM WU   Director of Asset Management

Mr. Wu has been a portfolio manager of the Fund since November 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

Please retain this supplement with your prospectus for reference.